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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): June 21, 2007
                                                  ---------------

                         Omagine, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


               Alfa International Holdings Corp.
    ------------------------------------------------------
                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


   350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
  ---------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.


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Item 5.03.  Amendment to Articles of Incorporation
--------------------------------------------------

     On June 1, 2007 the Board of Directors of Alfa International Holdings Corp. ("Alfa" or the "Company") approved the change of its corporate name to Omagine, Inc. Pursuant to a joint written consent of a majority of Alfa's common stockholders, the name change was approved and the appropriate Amendment of the Certificate of Incorporation was filed with the Secretary of State of Delaware. The Amendment was effective as of June 13, 2007, the day that such Amendment was so filed.

Item 8.01.  Other Events
------------------------

     Effective Friday, June 22, 2007, the new stock ticker symbol for the Registrant's common stock is "OMAG". The Registrant's common stock is listed for quotation on the OTC Bulletin Board.


Item 7.01.  Regulation FD Disclosure
------------------------------------

     On June 21, 2007 the Company made a press release announcing the change in the corporation's name and stock ticker symbol, and its new branding strategy.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

     (c)  Exhibits.

     EX 3.1     A copy of the Amended Certificate of
Incorporation of the Company, as filed with the Secretary of State of Delaware on June, 13, 2007, is filed as an exhibit hereto.

    EX 99       A copy of the press release dated June 21, 2007
is filed as an exhibit hereto.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 25, 2007


                                      Omagine, Inc.
                                  -----------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer